UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2014

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2014, Universal Truckload Services, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”), and the Selling Shareholders named therein (the “Selling Shareholders”), for the issuance and sale in a public offering of 1,900,000 shares of our common stock at a public offering price of $26.00 per share, less an underwriting discount of $0.474 per share. The Company is selling 20,000 shares in the offering and the Selling Shareholders are selling 1,880,000 shares in the offering. Under the terms of the Underwriting Agreement, one of the Selling Shareholders has granted the Underwriter an option to purchase up to 190,000 additional shares at the public offering price less the underwriting discount.

After deducting the underwriting discount and estimated offering expenses payable by us, we do not anticipate that the Company will receive any remaining proceeds from the sale of our common stock in this offering. The Company will also not receive any of the proceeds from the sale of our common stock by the Selling Shareholders.

The offering is being made pursuant to our effective Registration Statement on Form S-3 (Registration No. 333-187587), as amended (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated April 28, 2014 and a final prospectus supplement dated April 29, 2014.

The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties as of the dates set forth in the Underwriting Agreement, and are not factual information to investors about our company. We closed the sale of the common stock on May 2, 2014.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the offering and sale of the common stock, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. as to the legality of the shares of common stock (Exhibit 5.1), and (iii) the consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (Exhibit 23.1).

Item 8.01	OTHER EVENTS

On April 28, 2014, we issued a press release announcing that the Company had commenced the offering described above in Item 1.01 of this Current Report on Form 8-K. On April 29, 2014, we issued a press release announcing that the Company had priced the offering described above in Item 1.01 of this Current Report on Form 8-K. Copies of the press releases are filed as Exhibits 99.1 and 99.2 hereto.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2014, among Universal Truckload Services, Inc., Morgan Stanley & Co. LLC and the Selling Shareholders named therein

5.1	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C.

23.1	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C. (contained in its opinion filed as Exhibit 5.1)

99.1	Press Release dated April 28, 2014 announcing the public offering of common stock

99.2	Press Release dated April 29, 2014 announcing the pricing of the public offering of common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: May 2, 2014	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer